Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options II

Supplement Dated December 3, 2015 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2015, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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Important Information about the MFS® International Value Fund

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the MFS® International Value Fund.
The MFS® International Value Fund (Class R3) will only be available to plans offering the fund prior to May 29, 2015.
The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Fidelity Advisor® New Insights Fund.

The share class of the Fidelity Advisor® New Insights Fund has changed its name from Institutional Class to Class I. Accordingly, all references to the Fidelity Advisor® New Insights Fund (Institutional Class) in the Contract Prospectus and Contract Prospectus Summary are changed to Fidelity Advisor® New Insights Fund (Class I).

Important Information Regarding Same-Sex Marriages

The subheading titled “Same-Sex Marriages” under the “Federal Tax Considerations” section in your Contract Prospectus and Contract Prospectus Summary is deleted in its entirety and replaced with the following:

Since June 26, 2013, same-sex marriages have been recognized for purposes of federal law. On that date, pursuant to the U.S. Supreme Court’s holding in United States v. Windsor, same-sex marriages began to be recognized under federal law and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Tax Code Sections 72(s) and 401(a)(9) began to be available to same-sex spouses. On June 26, 2015, the U.S. Supreme Court ruled in Obergefell v. Hodges that all states are required to (1) license a marriage between two people of the same-sex and (2) recognize a marriage between two people of the same sex when their marriage was lawfully licensed and performed out-of-state. There are still unanswered questions regarding the scope and tax impact of these two U.S. Supreme Court decisions. Consequently, if you are married to a same-sex spouse or have entered into a domestic partnership or civil union under state law, you should contact a tax and/or legal adviser regarding your spousal rights and benefits under the contract from a state and local income tax perspective.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.167680-15A	December 2015